Exhibit 10.2

FIRST AMENDMENT TO LEASE

This FIRST AMENDMENT TO LEASE (this "First Amendment") is made and entered into as of the date of last signature below, by and between HCP BTC, LLC, a Delaware limited company ("Landlord"), and NKARTA, INC., a Delaware corporation ("Tenant").

r e c i t a l s :

A.

Landlord and Tenant entered into that certain Lease dated July 9, 2021 (the "Lease"), whereby Landlord leases to Tenant and Tenant leases from Landlord those certain premises containing approximately 88,106 rentable square feet (collectively, the "Premises") consisting of the entire building located at 1150 Veterans Boulevard, South San Francisco, California ("Building").

B.	Landlord and Tenant desire to make modifications to the Lease, and in connection therewith, Landlord and Tenant desire to amend the Lease as hereinafter provided.

a g r e e m e n t :

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Capitalized Terms.  All capitalized terms when used herein shall have the same meaning as is given such terms in the Lease unless expressly superseded by the terms of this First Amendment.

2.Modification of Permitted Use.  The “Permitted Use” as defined in the Lease is expanded to expressly include manufacturing and other lawful uses reasonably related to or incidental to such use, provided that the same shall be (i) consistent with First Class Life Sciences Projects, and (ii) in compliance with, and subject to, Applicable Laws and the terms of the Lease.

3.Waiver of Bank’s Credit Rating Threshold. Notwithstanding anything to the contrary contained in Section 21 of the Lease, Landlord hereby accepts and approves of Silicon Valley Bank as a “Bank” for L-C issuing purposes, regardless of whether Silicon Valley Bank now or in the future fails to comply with the Bank’s Credit Rating Threshold.

4.L-C Transferability. Section 21.4 of the Lease is deleted in its entirety and replaced with the following:

The  L-C  shall  also  provide  that  Landlord  may,  at  any  time  and without notice to Tenant and without first obtaining Tenant's consent thereto, transfer (one or more times) the entirety (and nothing less) of its interest in and to the L-C to another party, person or entity, regardless of whether or not such transfer is from or as a part of the assignment by Landlord of its rights and interests in and to this Lease.  In the event of a transfer of Landlord's interest in under this Lease, Landlord shall transfer the L-C, in whole (and nothing less), to the transferee and thereupon Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of said L-C to a new landlord.  In connection with any such transfer of the L-C by Landlord, Tenant shall, at Tenant's sole cost and expense, execute and submit to the Bank such applications, documents and instruments as may be necessary to effectuate  such  transfer  and,  Tenant  shall  be  responsible  for  paying  the  Bank's  transfer  and  processing  fees  in connection therewith; provided that, Landlord shall have the right (in its sole discretion), but not the obligation, to pay such  fees  on  behalf  of  Tenant,  in  which  case  Tenant  shall  reimburse  Landlord  within  ten  (10)  days  after  Tenant's receipt of an invoice from Landlord therefor.

5.Form of L-C. The form of L-C attached as Exhibit G of the Lease is deleted in its entirety and replaced with the revised form of L-C attached hereto as Exhibit A and made a part hereof.

6.No Further Modification; Conflict.  Except as set forth in this First Amendment, all of the terms and provisions of the Lease shall apply with respect to the Premises and shall remain unmodified and in full force and effect.  In the event of a conflict between the Lease and this First Amendment, the terms of this First Amendment shall prevail.

[Signature Page Follows]

IN WITNESS WHEREOF, this First Amendment has been executed as of the day and year first above written.

"LANDLORD"	"TENANT"
HCP BTC, LLC., a Delaware limited liability company	NKARTA, INC., a Delaware corporation
By: /s/ Scott Bohn__________________ Name: Scott Bohn________________ Its:_Senior Vice President__________ Date:_November 5, 2021___________	By: /s/ Paul Hastings____________________ Name: Paul Hastings Its:_CEO___________________________ Date: November 5, 2021______________

EXHIBIT A

FORM OF LETTER OF CREDIT

(Letterhead of a money center bank

acceptable to the Landlord)

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER _____________

ISSUE DATE: ______________

ISSUING BANK: [Insert Bank Name And Address]

BENEFICIARY:

HCP BTC, LLC

C/O HEALTHPEAK PROPERTIES, INC.

1920 MAIN STREET,

SUITE 1200,

IRVINE, CA 92614

APPLICANT:

NKARTA, INC.

6000 SHORELINE COURT SUITE 102

SOUTH SAN FRANCISCO, CA 94080

AMOUNT:     US$1,646,490.78 (ONE MILLION SIX HUNDRED FORTY-SIX THOUSAND FOUR HUNDRED NINETY AND 78/100   U.S. DOLLARS)

EXPIRATION DATE: [Insert Bank Name] WILL PUT A SPECIFIC DATE HERE THAT’S 1 YEAR ISSUANCE HERE

PLACE OF EXPIRATION:ISSUING BANK’S COUNTERS AT ITS ABOVE ADDRESS

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. ___________ IN YOUR FAVOR FOR THE ACCOUNT OF  NKARTA, INC., A DELAWARE CORPROATION, UP TO THE AGGREGATE AMOUNT OF USD1,646,490.78 (ONE MILLION SIX HUNDRED FORTY SIX FOUR HUNDRED NINETY AND 78/100 U.S. DOLLARS) EFFECTIVE IMMEDIATELY AND EXPIRING ON _____________ AVAILABLE BY PAYMENT UPON PRESENTATION OF YOUR DRAFT AT SIGHT DRAWN ON [Insert Bank Name] WHEN ACCOMPANIED BY THE FOLLOWING DOCUMENT(S):

1.THE ORIGINAL OF THIS IRREVOCABLE STANDBY LETTER OF CREDIT AND AMENDMENT(S), IF ANY.

2.BENEFICIARY'S SIGNED AND DATED STATEMENT SIGNED BY AN AUTHORIZED SIGNATORY OF HCP BTC, LLC, A DELAWARE LIMITED LIABILITY COMPANY ("LANDLORD") STATING THE FOLLOWING:

"THE UNDERSIGNED HEREBY CERTIFIES THAT THE LANDLORD, EITHER (A) UNDER THE LEASE (DEFINED BELOW), OR (B) AS A RESULT OF THE TERMINATION OF SUCH LEASE,  HAS THE RIGHT TO DRAW DOWN THE AMOUNT OF USD    IN

ACCORDANCE WITH THE TERMS OF THAT CERTAIN OFFICE LEASE DATED JULY 9, 2021 AS AMENDED (COLLECTIVELY, THE "LEASE")."

OR

"THE UNDERSIGNED HEREBY CERTIFIES THAT WE HAVE RECEIVED A WRITTEN NOTICE OF [Insert Bank Name]’S ELECTION NOT TO EXTEND ITS STANDBY LETTER OF CREDIT NO. ___________ AND HAVE NOT RECEIVED A REPLACEMENT LETTER OF CREDIT WITHIN AT LEAST THIRTY (30) DAYS PRIOR TO THE PRESENT EXPIRATION DATE."

OR

"THE UNDERSIGNED HEREBY CERTIFIES THAT BENEFICIARY IS ENTITLED TO DRAW DOWN THE FULL AMOUNT OF LETTER OF CREDIT NO. ___________ AS THE RESULT OF THE FILING OF A VOLUNTARY PETITION UNDER THE U.S. BANKRUPTCY CODE OR A STATE BANKRUPTCY CODE BY THE TENANT UNDER THAT CERTAIN OFFICE LEASE DATED JULY 9, 2021, AS AMENDED (COLLECTIVELY, THE "LEASE"), WHICH FILING HAS NOT BEEN DISMISSED AT THE TIME OF THIS DRAWING."

OR

"THE UNDERSIGNED HEREBY CERTIFIES THAT BENEFICIARY IS ENTITLED TO DRAW DOWN THE FULL AMOUNT OF LETTER OF CREDIT NO. ___________ AS THE RESULT OF AN INVOLUNTARY PETITION HAVING BEEN FILED UNDER THE U.S.

BANKRUPTCY CODE OR A STATE BANKRUPTCY CODE AGAINST THE TENANT UNDER THAT CERTAIN OFFICE LEASE DATED JULY 9, 2021, AS AMENDED (COLLECTIVELY, THE "LEASE"), WHICH FILING HAS NOT BEEN DISMISSED WITHIN THIRTY (30) DAYS."

OR

"THE UNDERSIGNED HEREBY CERTIFIES THAT BENEFICIARY IS ENTITLED TO DRAW DOWN THE FULL AMOUNT OF LETTER OF CREDIT NO. ___ AS THE RESULT OF THE REJECTION, OR DEEMED REJECTION, OF THAT CERTAIN OFFICE LEASE DATED JULY 9, 2021, AS AMENDED, UNDER SECTION 365 OF THE U.S. BANKRUPTCY CODE."

SPECIAL CONDITIONS:

PARTIAL DRAWINGS AND MULTIPLE PRESENTATIONS MAY BE MADE UNDER THIS STANDBY LETTER OF CREDIT, PROVIDED, HOWEVER, THAT EACH SUCH DEMAND THAT IS PAID BY US SHALL REDUCE THE AMOUNT AVAILABLE UNDER THIS STANDBY LETTER OF CREDIT.

ALL INFORMATION REQUIRED WHETHER INDICATED BY BLANKS, BRACKETS OR OTHERWISE, MUST BE COMPLETED AT THE TIME OF DRAWING.

ALL SIGNATURES MUST BE MANUALLY EXECUTED IN ORIGINALS.

ALL BANKING CHARGES ARE FOR THE APPLICANT'S ACCOUNT.

IT IS A CONDITION OF THIS STANDBY LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR A PERIOD OF ONE YEAR  FROM THE PRESENT OR ANY FUTURE EXPIRATION DATE, UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO THE EXPIRATION DATE WE SEND YOU NOTICE BY NATIONALLY RECOGNIZED OVERNIGHT COURIER SERVICE SUCH AS UPS OR FED-EX THAT WE ELECT NOT TO EXTEND THIS LETTER OF CREDIT FOR ANY SUCH ADDITIONAL PERIOD.  SAID NOTICE WILL BE SENT TO THE ADDRESS INDICATED ABOVE, UNLESS A CHANGE OF ADDRESS IS OTHERWISE NOTIFIED BY YOU TO US IN WRITING BY RECEIPTED MAIL OR COURIER SUCH AS UPS OR FED-EX. ANY NOTICE TO US WILL BE DEEMED EFFECTIVE ONLY UPON ACTUAL RECEIPT BY US AT OUR DESIGNATED OFFICE.

THIS LETTER OF CREDIT MAY BE TRANSFERRED SUCCESSIVELY IN WHOLE AND NOT IN PART ONLY UP TO THE THEN AVAILABLE AMOUNT IN FAVOR OF A NOMINATED TRANSFEREE ("TRANSFEREE"), ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE IS IN COMPLIANCE WITH ALL APPLICABLE U.S. LAWS AND REGULATIONS.  AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINAL AMENDMENT(S) IF ANY, MUST BE SURRENDERED TO US TOGETHER WITH OUR TRANSFER FORM ATTACHED HERETO AS EXHIBIT A AND PAYMENT OF OUR CUSTOMARY TRANSFER FEES, WHICH FEES SHALL BE PAYABLE BY APPLICANT (PROVIDED THAT BENEFICIARY MAY, BUT SHALL NOT BE OBLIGATED TO, PAY SUCH FEES TO US ON BEHALF OF APPLICANT, AND SEEK REIMBURSEMENT THEREOF FROM APPLICANT).  IN CASE OF ANY TRANSFER UNDER THIS LETTER OF CREDIT, THE DRAFT AND ANY REQUIRED STATEMENT MUST BE EXECUTED BY THE TRANSFEREE AND WHERE THE BENEFICIARY'S NAME APPEARS WITHIN THIS STANDBY LETTER OF CREDIT, THE TRANSFEREE'S NAME IS AUTOMATICALLY SUBSTITUTED THEREFOR.

ALL DRAFTS REQUIRED UNDER THIS STANDBY LETTER OF CREDIT MUST BE MARKED: ''DRAWN UNDER [Insert Bank Name] STANDBY LETTER OF CREDIT NO. ___________ DATED _______, 20__."

WE HEREBY AGREE WITH YOU THAT IF DRAFTS ARE PRESENTED TO [Insert Bank Name] UNDER THIS LETTER OF CREDIT AT OR PRIOR TO 10:00 A.M CALIFORNIA

TIME , ON A BUSINESS DAY, AND PROVIDED THAT SUCH DRAFTS PRESENTED CONFORM TO THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, PAYMENT SHALL BE INITIATED BY US IN IMMEDIATELY AVAILABLE FUNDS BY OUR CLOSE OF BUSINESS ON THE SUCCEEDING BUSINESS DAY.  IF DRAFTS ARE PRESENTED TO [Insert Bank Name] UNDER THIS LETTER OF CREDIT AFTER 10:00 A.M., ON A BUSINESS DAY, AND PROVIDED THAT SUCH DRAFTS CONFORM WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, PAYMENT SHALL BE INITIATED BY US IN IMMEDIATELY AVAILABLE FUNDS BY OUR CLOSE OF BUSINESS ON THE SECOND SUCCEEDING BUSINESS DAY.  AS USED IN THIS LETTER OF CREDIT, "BUSINESS DAY" SHALL MEAN ANY DAY OTHER THAN A SATURDAY, SUNDAY OR A DAY ON WHICH BANKING INSTITUTIONS IN THE STATE OF CALIFORNIA ARE AUTHORIZED OR REQUIRED BY LAW TO CLOSE.  IF THE EXPIRATION DATE FOR THIS LETTER OF CREDIT SHALL EVER FALL ON A DAY WHICH IS NOT A BUSINESS DAY THEN SUCH EXPIRATION DATE SHALL AUTOMATICALLY BE EXTENDED TO THE DATE WHICH IS THE NEXT BUSINESS DAY.

PRESENTATION OF A DRAWING UNDER THIS LETTER OF CREDIT MAY BE MADE ON OR PRIOR TO THE THEN CURRENT EXPIRATION DATE HEREOF OF THE ORIGINAL APPROPRIATE DOCUMENTS  ON A BUSINESS DAY BY HAND DELIVERY, COURIER SERVICE, OVERNIGHT MAIL AT OUR OFFICE (THE “BANK’S OFFICE”) AT: [Insert Bank Name And Address] OR BY FACSIMILE.  PRESENTATION BY FACSIMILE TRANSMISSION SHALL BE BY TRANSMISSION OF THE ABOVE REQUIRED SIGHT DRAFT DRAWN ON US TOGETHER WITH THIS LETTER OF CREDIT TO OUR FACSIMILE NUMBER [Insert Bank Facsimile Number], WITH TELEPHONIC CONFIRMATION OF OUR RECEIPT OF SUCH FACSIMILE TRANSMISSION AT OUR TELEPHONE NUMBER ([Insert Bank Telephone Number] OR TO SUCH OTHER FACSIMILE OR TELEPHONE NUMBERS, AS TO WHICH YOU HAVE RECEIVED WRITTEN NOTICE FROM US AS BEING THE APPLICABLE SUCH NUMBER.  WE AGREE TO NOTIFY YOU IN WRITING, BY NATIONALLY RECOGNIZED OVERNIGHT COURIER SERVICE SUCH AS UPS OR FED-EX AT THE ABOVE ADDRESS, OF ANY CHANGE IN SUCH DIRECTION.  ANY FACSIMILE PRESENTATION PURSUANT TO THIS PARAGRAPH SHALL ALSO STATE THEREON THAT THE ORIGINAL OF SUCH SIGHT DRAFT AND LETTER OF CREDIT ARE BEING REMITTED, BY OVERNIGHT COURIER SERVICE; PROVIDED, HOWEVER, THE BANK WILL DETERMINE HONOR OR DISHONOR ON THE BASIS OF PRESENTATION BY FACSIMILE ALONE, AND WILL NOT EXAMINE THE ORIGINALS. IN ADDITION, ABSENCE OF THE AFORESAID TELEPHONE ADVICE SHALL NOT AFFECT OUR OBLIGATION TO HONOR ANY DRAW REQUEST.

WE HEREBY ENGAGE WITH YOU THAT ALL DOCUMENT(S) DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS STANDBY LETTER OF CREDIT WILL BE DULY HONORED IF DRAWN AND PRESENTED FOR PAYMENT AT OUR OFFICE LOCATED AT [Insert Bank Name And Address] ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT,

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED HEREIN, THIS STANDBY LETTER OF CREDIT IS SUBJECT TO THE "INTERNATIONAL STANDBY PRACTICES" (ISP 98) INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION NO. 590).

IF THE ORIGINAL OF THIS STANDBY LETTER OF CREDIT NO. _ IS LOST, STOLEN OR DESTROYED, WE WILL ISSUE YOU A “CERTIFIED TRUE COPY” OF THIS STANDBY LETTER OF CREDIT NO. _UPON OUR RECEIPT OF YOUR INDEMNITY LETTER TO [Insert Bank Name] WHICH WILL BE SENT TO YOU UPON OUR RECEIPT OF YOUR WRITTEN REQUEST THAT THIS STANDBY LETTER OF CREDIT NO. _IS LOST, STOLEN, OR DESTROYED.  IF THE ORIGINAL OF THIS STANDBY LETTER OF CREDIT NO.  IS MUTILATED, WE WILL ISSUE YOU A REPLACEMENT STANDBY LETTER OF CREDIT WITH THE SAME NUMBER, DATE AND TERMS AS THE ORIGINAL UPON OUR RECEIPT OF THE MUTILATED STANDBY LETTER OF CREDIT.

IF YOU HAVE ANY QUESTIONS REGARDING THIS TRANSACTION, PLEASE CONTACT: _______  AT 408-_____, ALWAYS QUOTING OUR LETTER OF CREDIT No._______.

       (FOR BANK USE)                                                         (FOR BANK USE)

    ___________________________                           ___________________________

     AUTHORIZED SIGNATURE                                 AUTHORIZED SIGNATURE

EXHIBIT A

TRANSFER FORM

DATE: ____________________

TO: [Insert Bank Name And Address]

     RE: IRREVOCABLE STANDBY LETTER OF CREDIT

                                          NO. _____________ ISSUED BY

                            [Insert Bank Name]

L/C AMOUNT: ___________________

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

_______________________________________________________________________________

(NAME OF TRANSFEREE)

_________________________________________________________________________________________

(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECTLY TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO EITHER (1) ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER, OR (2) ISSUE A REPLACEMENT LETTER OF CREDIT TO THE TRANSFEREE ON SUBSTANTIALLY THE SAME TERMS AND CONDITIONS AS THE TRANSFERRED LETTER OF CREDIT (IN WHICH EVENT THE TRANSFERRED LETTER OF CREDIT SHALL HAVE NO FURTHER EFFECT).

    SIGNATURE AUTHENTICATED

The name(s), title(s), and signature(s) conform to that/those on file with us for the company and the signature(s) is/are authorized to execute this instrument.

_________________________________________________

   (Name of Bank)

_________________________________________________

  (Address of Bank)

_________________________________________________

(City, State, ZIP Code)

_________________________________________________

          (Authorized Name and Title)

_________________________________________________

                               (Authorized Signature)

_________________________________________________

                                (Telephone number)

SINCERELY,

_____________________________

     (BENEFICIARY’S NAME)

_____________________________

(SIGNATURE OF BENEFICIARY)

_____________________________

        (NAME AND TITLE)

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